Prepayment and Other Current Assets, Net - Schedule of Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2024 CNY (¥)	Jun. 30, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Schedule of Prepayments and Other Current Assets [Abstract]
Deductible VAT	¥ 355		¥ 382		¥ 1,625
Deposits	4,504		6,592
Receivables due from third-party online payment platforms	844		640
Staff advances	195		1,111		1,336
Receivable from borrowers for the guarantee payment to commercial bank	18,212		18,218		14,857
Others	2,199		12,318		11,047
Less: provisions for prepayment and other current assets	(18,212)		(23,275)		(31,733)
Total prepayment and other current assets, net	¥ 8,097	$ 1,114	¥ 15,986	$ 2,251	¥ 46,608